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                                                                   EXHIBIT 10.7


                        ADDENDUM TO CONSULTANT AGREEMENT

         ADDENDUM, dated June 15, 1998 to the Consultant Agreement, made as of January 1, 1998 between Weststar Environmental, Inc. (the "Corporation") and Thomas C. Souran (the "Consultant").

         WHEREAS, the Corporation and the Consultant entered into a Consultant Agreement (the "Agreement") dated as of January 1, 1998, which provided in
Section 3.4 thereof for the Corporation to register the Consulting Stock, as such term is defined in the Agreement, on Form S-8 under the Securities Act of 1933, as amended, upon the request of the Consultant; and

         WHEREAS, certain services being provided by the Consultant pursuant to the Agreement involve capital raising transactions; and

         WHEREAS, the General Instructions regarding the use of Form S-8 expressly prohibit the use of such Form in connection with stock received in connection with capital raising transactions; and

         WHEREAS, the parties deem it necessary and desirable to delete Section
3.4 of the Agreement.

         NOW, THEREFORE, WITNESSETH, that the parties hereby agree that Section
3.4 of the Agreement is deemed to be deleted from the Agreement and of no further force and effect. All other terms and conditions of the Agreement, however, continue with full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed the above Addendum as of the day and year first written above.

WITNESS:                                        WESTSTAR ENVIRONMENTAL, INC.

   /s/ William B. Gray                        By       /s/Michael Ricks
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                                                    MICHAEL RICKS, President

     /s/ Rose Borrelli                                 /s/ Thomas C. Souran
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                                                         THOMAS C. SOURAN